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                                                                      EXHIBIT 23
                                                                      ----------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 29, 1998 included in this Form 11-K into the Company's previously filed Registration Statements: Form S-8 (File No. 33-39436), Form S-8 (File No. 333-21599).


                                                     ARTHUR ANDERSEN LLP


Los Angeles, California
June 23, 1998